NSAR ITEM 77O

                     VKAC LIT Asset Allocation Portfolio
                              10f-3 Transactions

UNDERWRITING #            UNDERWRITING              PURCHASED FROM     AMOUNT OF SHARES    % OF UNDERWRITING    DATE OF PURCHASE
                                                                           PURCHASED
      1            Liberty Financial Companies       Merrill Lynch             1,300             0.052%             07/17/97
      2                     Raytheon                  J.P. Morgan          1,000,000             0.033%             08/07/97
      3                Steel Dynamics Inc.         Salomon Brothers            4,000             0.048%             08/13/97
      4               Avis Rent A Car, Inc.          Bear Stearns              3,000             0.015%             09/23/97
      5                      Endesa                  Merrill Lynch             7,600             0.029%             10/21/97


Other Firms participating in Underwriting:

Underwriting for #1
-------------------

Merrill Lynch, Inc.
Goldman, Sachs & Co.
PaineWebber Inc.
Fox-Pitt, Kelton Inc.
A.G. Edwards & Sons Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Furman Selz LLC
The Robinson-Humphrey Company, Inc.
M.J. Wjitmann & Co., Inc.

Underwriting for #2
-------------------

Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Morgan Stanley & Co., Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
Chase Securities Inc.
Lehman Brothers Inc.
Salomon Brothers Inc.
ABN AMRO Chicago Corp.
BancAmerica Securities, Inc.
BT Securities Corp.
CIBC Wood Gundy Securities Corp.
Citicorp Securities, Inc.
Deutsche Morgan Grenfell Inc.
First Chicago Capital Markets, Inc.

---------------------------

SBC Warburg Inc.
Scotia Capital Markets Inc.
UBS Securities LLC
Blaylock & Partners, L.P.
Muriel Siebert & Co. Inc.

Underwriting for #3
-------------------

Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
McDonald & Company Securities, Inc.
Salomon Brothers, Inc.

Underwriting for #4
-------------------

Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
Lehman Brothers Inc.
Montgomery Securities
Robertson, Stephens & Company LLC
Blaylock & Partners, L.P.
Chase Securities Inc.
ABN AMRO Chicago Corporation
BT Alex, Brown  Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Lazard Freres & Co. LLC
Merrill Lynch, Inc.
J.P. Morgan Securities, Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Arnhold and S. Bleichroeder, Inc.
Gaines, Berland Inc.
McDonald & Company Securities, Inc.

---------------------------

Ormes Capital Markets, Inc.
Raymond James & Associates, Inc.
Sturdivant & Co., Inc.

Underwriting for #5
-------------------

Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
PaineWebber Incorporated
Salomon Brothers Inc.
Santander Investment Securities Inc.
BBV LatInvest Securities Inc.
A.G. Edwards & Sons, Inc.
J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Schroder & Co., Inc.
CIBC Wood Gundy Securities Inc.
Robert W. Baird & Co. Incorporated
EVEREN Securities, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Piper Jaffray Inc.
Wheat, First Securities, Inc.

                                NSAR ITEM 77O

                      VKAC LIT Domestic Income Portfolio
                              10f-3 Transactions

UNDERWRITING #            UNDERWRITING              PURCHASED FROM     AMOUNT OF SHARES    % OF UNDERWRITING    DATE OF PURCHASE
                                                                           PURCHASED
      1               United Mexican States          Merrill Lynch          500,000              0.050%             01/09/97
      2               A.H. Belo Corporation           Bear Stearns          500,000              0.067%             06/10/97
      3             Republic of South Africa         Merrill Lynch          500,000              0.100%             06/18/97
      4                     Raytheon                  Bear Stearns          500,000              0.017%             08/07/97
      5               Cablevision Systems            Merrill Lynch          500,000              0.100%             12/05/97


Other Firms participating in Underwriting:

Underwriting for #2
-------------------
Morgan Stanley & Co., Incorporated
Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Salomon Brothers Inc.

Underwriting for #3
-------------------
Merrill Lynch, Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.

Underwriting for #4
-------------------
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Morgan Stanley & Co., Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
Chase Securities Inc.
Lehman Brothers Inc.
Salomon Brothers Inc.
ABN AMRO Chicago Corp.
BancAmerica Securities, Inc.
BT Securities Corp.
CIBC Wood Gundy Securities Corp.
Citicorp Securities, Inc.
Deutsche Morgan Grenfell Inc.
First Chicago Capital Markets, Inc.
SBC Warburg Inc.
Scotia Capital Markets Inc.
UBS Securities LLC
Blaylock & Partners, L.P.
Muriel Siebert & Co. Inc.

Underwriting for #5
-------------------
Bear, Stearns & Co., Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.

                                NSAR ITEM 77O

                        VKAC LIT Enterprise Portfolio
                              10f-3 Transactions

UNDERWRITING #            UNDERWRITING              PURCHASED FROM     AMOUNT OF SHARES    % OF UNDERWRITING    DATE OF PURCHASE
                                                                           PURCHASED
      1                 Corestaff Inc.            Robinson Humphrey          19,962              0.333%             08/11/97


Other Firms participating in Underwriting:

Underwriting for #1
-------------------

Morgan Stanley & Co., Inc.
Goldman, Sachs & Co.
Alex, Brown & Sons Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Montogomery Securities
The Robinson-Humphrey Company, Inc.
Bear, Stearns & Co., Inc.
William Blair & Company, L.L.C.
J.C. Bradford & Co.
Cleary Gull Reiland & McDevitt Inc.
A.G. Edwards & Sons, Inc.
Gerard Klauer Manison & Co., Inc.
Janney Montgomery Scott Inc.
Jefferies & Company, Inc.
Legg Mason Wood Walker, Inc.
Rauscher Pierce Refsnes, Inc.
Sanders Morris Mundy Inc.
Smith Barney Inc.
Stephens Inc.
Unterberg Harris, L.P.
Wasserstein Perella Securities, Inc.

                                NSAR ITEM 77O

                     VKAC LIT Growth and Income Portfolio
                              10f-3 Transactions

UNDERWRITING #            UNDERWRITING              PURCHASED FROM     AMOUNT OF SHARES    % OF UNDERWRITING    DATE OF PURCHASE
                                                                           PURCHASED
      1                 Vail Resorts, Inc.           Bear Stearns               100              0.001%             02/03/97
      2              Provident Companies, Inc.     Salomon Brothers             100              0.002%             05/05/97
      3                 Hartford Life, Inc.          Goldman Sachs              100              0.000%             05/21/97
      4              Electricidade de Portugal       Goldman Sachs              100              0.000%             06/16/97
      5               First Union Corporation        Wheat, First               400              0.001%             09/18/97
                                                      Securities
      6            Nextlink Communications, Inc.   Salomon Brothers             200              0.002%             09/26/97
      7                   Rhone-Poulenc             UBS Securities            2,029              0.008%             10/23/97
      8                     Benckiser                Merrill Lynch              800              0.012%             11/24/97


Other Firms participating in Underwriting:

Underwriting for #1
-------------------

Bear, Stearns & Co., Inc.
Furman Selz
Goldman, Sachs & Co.
Salomon Brothers Inc.
Schroder Wertheim & Co.
Smith Barney Inc.
Alex, Brown & Sons Incorporated
BT Securities Corporated
Cowen & Company
Dean Witter Reynolds Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Wasserstein Perella Securities, Inc.
Allen & Company Incorporated
Blaylock & Partners, L.P.
Brean Murray & Co., Inc.
Dain Bosworth Incorporated
Doft & Co., Inc.
Gerard Klauer Mattison & Co., LLC
Hanifen, Imhoff, Inc.
Janco Partners, Inc.
Jefferies & Company
Josephthal Lyon & Ross Incorporated
Ladenburg, Thalmann & Co. Inc.
Legg Mason Wood Walker, Incorporated
Ormes Capital Markets, Inc.
Piper Jaffray Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.

--------------------------

Sands Brothers & Co., Ltd.
Sutro & Co. Incorporated
Tucker Anthony Incorporated

Underwriting for #2
-------------------

Morgan Stanley & Co. Incorporated
Salomon Brothers Inc.
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
J.C. Bradford & Co.
Donaldson, Lufkin, Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
Moors & Cabot, Inc.
The Robinson-Humphrey Company, Inc.
Wasserstein Perella Securities, Inc.

Underwriting for #3
-------------------

Goldman, Sachs & Co.
Dean Witter Reynolds, Inc.
Merrill Lynch & Co.
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
J.C. Bradford & Co.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Sutro & Co., Incorporated
Wheat, First Securities, Inc.
Lehman Brothers Inc.
Paine Webber Incorporated

--------------------------
Conning & Company
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott Inc.
Neuberger & Berman LLC
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.

Underwriting for #4
-------------------

Goldman Sachs & Co.
ABN AMRO Chicago Corporation
Lehman Brothers, Inc.
Merrill Lynch & Co.
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co., Incorporated
Prudential Securities Incorporated
Advest, Inc.
Dain Bosworth Incorporated
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.
Nesbitt Burns Securities Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated

Underwriting for #5
-------------------

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Santander Investment Securities Inc.
UBS Securities LLC
Wheat, First Securities, Inc.
Bear, Stearns & Co. Inc.

--------------------------

Sanford C. Bernstein & Co., Inc.
BT Alex. Brown Incorporated
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Friedman, Billings, Ramsey & Co., Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
Merrill Lynch, Incorporated
Montgomery Securities
J.P. Morgan Securities Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
SBC Warburg Dillon Read Inc.
Scott & Stringfellow, Inc.
Smith Barney Inc.


Underwriting for #6
-------------------

Salomon Brothers Inc.
Merrill Lynch Incorporated
Bear, Stearns & Co., Inc.
Lazard Freres & Co., LLC
BT Alex Brown Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
Montgomery Securities
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
TD Securities Inc.
UBS Securities LLC
Dain Bosworth Incorporated
Everen Securities, Inc.
Furman Selz LLC
McDonald & Company Securities, Inc.

--------------------------

Morgan Keegan, & Company, Inc.
Sutro & Co. Incorporated
Wheat First Butcher Singer
George K. Baum & Company
Hanifen, Imhoff Inc.
Pennsylvania Merchant Group Ltd
Ragen MacKenzie Incorporated

Underwriting for #7
-------------------

Morgan Stanley Dean Witter
Societe Generale
UBS Securities LLC
Credit Lyonnais Securities Inc.

Underwriting for #8
-------------------

Morgan Stanley & Co., Inc.
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corp.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Furman Selz LLC
J.P. Morgan Securities Inc.
Paine Webber Incorporated
Prudential Securities Inc.
Smith Barney, Inc.
Arnold and S. Bleichroeder, Inc.
Janney Montgomery Scott, Inc.
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.